SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2008

NEWMONT MINING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification Number)

1700 Lincoln Street

Denver, Colorado 8020

(Address and zip code of principal executive offices)

(303) 863-7414

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02—Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2008, the Board of Directors of Newmont Mining Corporation elected the following officers, effective October 1, 2008: Russell Ball, Executive Vice President and Chief Financial Officer; Alan R. Blank, Executive Vice President, Legal and External Affairs; Randy Engel, Executive Vice President, Strategic Development; Brian Hill, Executive Vice President, Operations; and Guy Lansdown, Executive Vice President, Development. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release dated September 23, 2008

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Sharon E. Thomas
Name:	Sharon E. Thomas
Title:	Vice President and Secretary

Dated: September 23, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News Release dated September 23, 2008